Income Taxes	9 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the three and nine months ended September 30, 2015 was (67.5)% and 106.6%, respectively, compared to 41.3% and 42.4% for the three and nine months ended September 30, 2014. The effective tax rate was impacted by the unusual pre-tax charges relating to the re-measurements of the Venezuelan operations of $150 million in the third quarter of 2015 and $64 million in the first quarter of 2014, for which no corresponding tax benefits have been booked. Additionally, the effective tax rate for both years has been negatively impacted by the inability to record deferred tax assets on losses in certain jurisdictions.